                         ------------------------------

                COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION
                          ---------------------------

                               RCM SMALL CAP FUND

                                  OFFERED BY:
                            RCM CAPITAL FUNDS, INC.

                      Four Embarcadero Center, Suite 3000
                        San Francisco, California 94111
                                 (415) 954-5400

THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION RELATES TO RCM SMALL CAP FUND, A SERIES OF RCM CAPITAL FUNDS, INC., SPECIALIZING IN EQUITY AND
          EQUITY-RELATED SECURITIES OF SMALL CAPITALIZATION COMPANIES
                     -------------------------------------

RCM SMALL CAP FUND (THE "FUND") is a diversified no-load series of RCM Capital Funds, Inc. (the "Company"), an open-end management investment company. Shares of the Fund may be purchased and redeemed at their net asset value without a sales or redemption charge. (See HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.) THE COMPANY CURRENTLY OFFERS SHARES OF THE FUND SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUND'S INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUND HELD BY SUCH CLIENTS, SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.)

The Fund's investment objective is to seek appreciation of capital by investing, during normal conditions, at least 80% of its assets in equity and equity-related securities of small-sized concerns (common stocks or securities convertible into common stocks). (See INVESTMENT OBJECTIVE AND POLICIES.) Such investments will be chosen with regard to their potential for capital appreciation. The Investment Manager will not take into consideration the tax effect of long-term versus short-term capital gains loss recognition when making investment decisions as it is anticipated that the majority of investors will be tax-exempt institutions. Current income will be considered only as part of total investment return and will not be emphasized. "Small-sized concerns" is defined as encompassing companies whose equity securities have a total market capitalization of up to $750 million at the time of purchase; however, under normal market conditions, at least 65% of the Fund's assets will be invested in equity and equity-related securities of companies whose equity securities have a total market capitalization of up to $500 million at the time of purchase. There can be no assurance the Fund will meet its investment objective.

This Combined Prospectus and Statement of Additional Information sets forth concisely the information about the Fund that prospective investors should know before investing. Investors should read this document and retain it for future use.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Prospectus and Statement of Additional Information in connection with the offer contained in this Combined Prospectus and Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Combined Prospectus and Statement of Additional Information is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction, or to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                         ------------------------------
             The Date of this Combined Prospectus and Statement of
                   Additional Information is April 28, 1995.
                         ------------------------------

                         ------------------------------

                               TABLE OF CONTENTS
                          ---------------------------

                                                                                          PAGE

Synopsis.............................................................................           1

Summary of Fees and Expenses.........................................................           2

Financial Highlights.................................................................           4

Investment Results...................................................................           5

Investment Objective and Policies....................................................           6

Stock Index Futures Transactions.....................................................          10

Investment Restrictions..............................................................          14

Directors and Officers...............................................................          17

The Investment Manager...............................................................          20

Execution of Portfolio Transactions..................................................          22

Investment by Employee Benefit Plans.................................................          25

How to Purchase Shares...............................................................          27

Net Asset Value......................................................................          29

Redemption of Shares.................................................................          30

Dividends, Distributions and Tax Status..............................................          31

Description of Capital Stock.........................................................          35

Shareholder Reports..................................................................          36

Counsel..............................................................................          37

Independent Accountants..............................................................          37

Safekeeping of Securities, Distributor, and Transfer and Redemption Agent............          37

Additional Information...............................................................          38

Financial Statements.................................................................          38

                         ------------------------------

                                    SYNOPSIS
                          ---------------------------

The following summary is qualified in its entirety by the detailed information and financial statements (including the notes thereto) in RCM Small Cap Fund's Annual Report to Shareholders for the year ended December 31, 1994, incorporated by reference herein, and elsewhere in this Combined Prospectus and Statement of Additional Information (hereinafter this "Prospectus").

RCM CAPITAL FUNDS, INC. (THE "COMPANY") is an open-end management investment company. RCM Small Cap Fund (the "Fund") is a diversified no-load series of the Company. THE COMPANY CURRENTLY OFFERS SHARES OF THE FUND SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUND'S INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUND HELD BY SUCH CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.)

The Fund's investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its assets in equity and equity-related securities of small-sized concerns (common stocks, or securities convertible into common stocks). Such investments will be chosen with regard to their potential for capital appreciation. Current income from the Fund's investment portfolio will be considered only as a part of total investment return and will not be emphasized. "Small-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization, at the time of acquisition of up to $750 million at the time of purchase; however, under normal market conditions, the Fund will invest at least 65% of its assets in equity and equity-related securities of companies whose equity securities have a total market capitalization up to $500 million at the time of purchase and no more than 35% of its net assets in equity and equity-related securities of companies whose equity securities have a total market capitalization in excess of $500 million, but less than $750 million. There can be no assurance that the Fund will meet its investment objective. The Fund will sell or transfer securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1 billion.

The Fund will accept subscriptions only when its net assets, at cost, are below $750 million. When the value of its net assets reaches $750 million, the Fund will be closed to new investments until such time as the Fund's net assets, at cost, are reduced by redemption to a level below $750 million. This restriction on new investments shall not apply to reinvestments of dividends and capital gains distributions.

Investments in small-sized concerns may involve greater risks than investments in larger or more established firms. These firms may have limited or unprofitable operating histories, limited financial resources and inexperienced management, and they may face competition from larger or more established firms that have greater resources. Their securities are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. The value of the Fund's shares will fluctuate because of the fluctuations in the value of securities in the Fund's portfolio. When the

Fund sells portfolio securities, it may realize a gain or a loss. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.)

The Investment Manager is actively engaged in providing investment supervisory services, as defined in the Investment Advisers Act of 1940, to institutional and individual clients.

Shares of the Fund are purchased without a sales charge. The minimum initial investment is $10,000 and the minimum subsequent investment is $1,000. The Company acts as transfer and redemption agent for the Fund's shares. (See HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.)

Shareholder inquiries may be directed to the Company or the Investment Manager in writing to Four Embarcadero Center, Suite 3000, San Francisco, California 94111, or by telephone at (415) 954-5400.

                         ------------------------------

                          SUMMARY OF FEES AND EXPENSES
                          ---------------------------

Shareholder Transaction Expenses
-------------------------------------------------------
  All Sales Loads and Redemption and Exchange Fees            None

Annual Fund Operating Expenses
-------------------------------------------------------
(as a percentage of average net assets)

  Management Fees                                            1.00%
  Other Expenses (Custodian)                                 0.01%
                                                         ---------
  Total Fund Operating Expenses                              1.01%

       Hypothetical Example of
          Effect of Expenses              1 year       3 years      5 years     10 years
--------------------------------------  -----------  -----------  -----------  -----------

You would pay the following total
expenses on a $1,000 investment,
assuming (1) a 5% annual return and
(2) redemption at the end of each time
period:                                  $      10    $      32    $      56    $     124

THIS EXAMPLE HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC" OR THE "COMMISSION"), BASED ON THE EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN. The purpose of the above table is to give you information in order to understand various costs and expenses of the Fund that an investor will bear directly or indirectly.

--------------------------------------------------------------------------------

For more information concerning fees and expenses of the Fund, see FINANCIAL HIGHLIGHTS, THE INVESTMENT MANAGER, EXECUTION OF PORTFOLIO TRANSACTIONS, and DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.

In accordance with applicable SEC regulations, this example assumes that: (1) the percentage amounts listed under Annual Fund Operating Expenses remain the same in each year of the one, three, five, and ten year periods; (2) the amount of the Fund's assets remains constant at the level at the end of its most recently completed fiscal year; and (3) all dividends and distributions will be reinvested by the shareholder. This example also reflects recurring fees charged to all investors. SEC regulations require that the example be based on a $1,000 investment, although the minimum initial purchase of Fund shares is actually $10,000. (See HOW TO PURCHASE SHARES.)

The Fund is responsible for the payment of certain of its operating expenses, including brokerage and commission expenses; taxes levied on the Fund; interest charges on borrowings (if any); charges and expenses of the Fund's custodian; and payment of investment management fees due to the Investment Manager. The Investment Manager is responsible for all of the Fund's other ordinary operating expenses (e.g., legal and audit fees, securities registration expenses and compensation of non-interested directors of the Company). Expenses attributable to the Fund are charged against the assets of the Fund. General expenses of the Company's three series, the Fund, RCM Growth Equity Fund and RCM International Growth Equity Fund A, are allocated among the three series in a manner proportionate to the net assets of each series, on a transactional basis or on such other basis as the Board of Directors deems equitable. (See THE INVESTMENT MANAGER.)

Clients of the Investment Manager who are shareholders of the Fund will, through the Fund, pay a fee to the Investment Manager on the portion of their assets invested in shares of the Fund. However, such clients will not pay additional fees to the Investment Manager on the portions of their assets invested in the Fund. A Client's assets not invested in shares of the Fund will be subject to fees in accordance with the Investment Management Agreement or Investment Advisory Agreement between the Client and the Investment Manager. Clients who invest in shares of the Fund will generally pay an aggregate fee which is higher than that paid by other Clients not invested in the Fund. (See INVESTMENT MANAGER and INVESTMENT BY EMPLOYEE BENEFIT PLANS.)

--------------------------------------------------------------------------------

                         ------------------------------

                              FINANCIAL HIGHLIGHTS
                          ---------------------------

The following supplementary information has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing elsewhere in the Fund's 1994 Annual Report to Shareholders (which has been incorporated herein by reference). This supplementary information should be read in conjunction with the financial statements and related notes which are included in the Annual Report to Shareholders.

Selected data for each share of capital stock outstanding for the three years ended December 31, 1994 are as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                             ----------------------------
                                                                               1994      1993      1992
                                                                             --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.....................................  $ 124.94  $ 121.82  $ 100.00
                                                                             --------  --------  --------
  Net investment income (loss).............................................     (0.51)    (0.01)     0.31
  Net realized and unrealized gain (loss) on investments...................     (2.43)    10.90     21.82
                                                                             --------  --------  --------
  Net increase (decrease) in net asset value resulting from investment
   operations..............................................................     (2.94)    10.89     22.13
                                                                             --------  --------  --------
  Distributions:
    Net investment income..................................................     (0.00)    (0.00)    (0.31)
    Net realized gain on investments.......................................     (8.99)    (7.77)    (0.00)
                                                                             --------  --------  --------
      Total distributions..................................................     (8.99)    (7.77)    (0.31)
                                                                             --------  --------  --------
  Net asset value, end of period...........................................  $ 113.01  $ 124.94  $ 121.82
                                                                             --------  --------  --------
                                                                             --------  --------  --------
TOTAL RETURN*..............................................................    (2.16%)    9.20%    22.14%
                                                                             --------  --------  --------
                                                                             --------  --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................................  $415,647  $660,049  $457,994
                                                                             --------  --------  --------
                                                                             --------  --------  --------
Ratio of expenses to average net assets....................................      1.1%      0.9%      0.7%
                                                                             --------  --------  --------
                                                                             --------  --------  --------
Ratio of net investment income (loss) to average net assets................     (0.3%)     0.0%      0.4%
                                                                             --------  --------  --------
                                                                             --------  --------  --------
Portfolio turnover.........................................................    117.7%     80.0%     72.0%
                                                                             --------  --------  --------
                                                                             --------  --------  --------

------------------------
* Total return measures the change in value of an investment over the period indicated.

--------------------------------------------------------------------------------

                         ------------------------------

                               INVESTMENT RESULTS
                          ---------------------------

The Fund may, from time to time, include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements or in reports furnished to present or prospective shareholders. See ADDITIONAL INFORMATION for a brief description of these comparisons. Investment results will include information calculated on a total return basis in the manner set forth below.

Average total return ("T") will be calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period ("n") to determine ending value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                 P(1+T)N = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (1) all share sales at net asset value, without a sales load deduction from the $1,000 initial investment;
(2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.

Average total returns for the one and three year periods ended December 31, 1994 are -2.16% and 9.28%, respectively.

In addition, in order more completely to represent the Fund's performance or more accurately to compare such performance to other measures of investment return, the Fund also may include in advertisements and shareholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month-end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for

--------------------------------------------------------------------------------
other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with the Fund's investment objectives and policies.

                         ------------------------------

                       INVESTMENT OBJECTIVE AND POLICIES
                          ---------------------------

The Fund is designed to provide investors with a vehicle for investment primarily in a diversified group of equity and equity-related securities of small-sized concerns. The Fund's investment objective is to seek appreciation of capital by investing, during normal conditions, at least 80% of its assets in equity and equity-related securities of small-sized concerns (common stocks or securities convertible into common stocks). Such investments will be chosen with regard to their potential for capital appreciation. Current income from the Fund's investment portfolio will be considered only as a part of total return and will not be emphasized. "Small-sized concerns" is defined under applicable law as encompassing companies whose equity securities have a total market capitalization of up to $750 million (at the time of purchase of the securities of such a company). This investment objective is fundamental and cannot be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 65% of its assets in equity and equity-related securities of companies whose equity securities have a total market capitalization up to $500 million at the time of purchase and no more than 35% of its assets in equity and equity-related securities of companies whose equity securities have a total market capitalization at the time of purchase in excess of $500 million, but less than $750 million.

Under normal market conditions, the Fund will not purchase equity and equity-related securities of companies whose equity securities have a total market capitalization of greater than $750 million at the time of purchase. The market capitalization of each issuer's equity securities will be evaluated on a quarterly basis. The Fund will not be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded $750 million, or be prevented from purchasing or be required to sell other portfolio securities as a result of such change. However, the Fund will sell or transfer portfolio securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1 billion. There is no minimum market capitalization for an issuer's equity securities to be considered an appropriate investment for the Fund. Although the market capitalization of portfolio securities at the time of purchase is used for compliance purposes, the Fund anticipates that the average market capitalization of the portfolio at market value will approximate $300 million to $400 million and that the average market capitalization of the portfolio at market value will not exceed $450 million. There can be no assurance that the Fund's investment objective will be achieved.

Critical factors which will be considered by the Investment Manager in the selection of securities will include the economic and political outlook, the values of individual securities relative to other securities investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a portfolio security will be based upon

--------------------------------------------------------------------------------
such factors as (i) actual or potential deterioration of the issuer's earning power which the Investment Manager believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally which the Investment Manager believes reflect expected earnings growth too far in advance of realization, and (iii) changes in the relative investment opportunities offered by other securities.

The Fund will accept subscriptions only when its net assets, at cost, are below $750 million. When the value of its net assets, at cost, reaches $750 million, the Fund will be closed to new investments until such time as the Fund's net assets, at cost, are reduced by redemption, changes in market value or otherwise to a level below $750 million. This restriction on new investments shall not apply to reinvestments of dividends and capital gains distributions or to additional investments by existing shareholders.

The Fund may invest in securities on either a long-term or short-term basis. ALTHOUGH TAXABLE INDIVIDUALS AND INSTITUTIONS ARE PERMITTED TO INVEST IN THE FUND, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE FUND'S INVESTMENT MANAGER WILL NOT CONSIDER THE TAX EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG-AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUND'S PORTFOLIO. (See DIVIDENDS, DISTRIBUTIONS AND TAX
STATUS.) The Fund may invest with the expectation of short-term capital appreciation is the Fund believes that such action will benefit its shareholders. The Fund also may sell securities that have been held on a short-term basis if the Fund's investment objective for such securities has been achieved or if other circumstances make the sale of such securities advisable. This may result in a taxable shareholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell some securities for the Fund's portfolio without regard to the length of the holding period for such securities, it is possible that the Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Although the Investment Manager generally does not intend to trade on behalf of the Fund for short-term profits, securities in the Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held. Turnover will be influenced by sound investment practices, the Fund's investment objectives, and the need for funds for the redemption of the Fund's shares.

The Investment Manager anticipates that annual portfolio turnover rate should not exceed 90%, but the turnover rate will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. A 90% portfolio turnover rate would occur if the value of purchases OR sales of portfolio securities (whichever is less) for a year (excluding purchases of U. S. Treasury issues and securities within a maturity of one year or less) were equal to 90% of the average monthly value of the securities held by the Fund during such year. A higher portfolio turnover rate would increase aggregate brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund's shareholders. (See EXECUTION OF PORTFOLIO TRANSACTIONS.) The portfolio turnover for the years ended December 31, 1994, 1993 and 1992 was 117.7%, 80.0% and 72.0%, respectively. The increase in the Fund's portfolio turnover rate in 1994 was primarily due to a consolidation in the number of portfolio positions held by the Fund during the year and the departure of one of the Fund's primary portfolio managers.

--------------------------------------------------------------------------------

Except when taking a defensive investment position (as described below), the Investment Manager expects under normal circumstances to have at least 80% of total assets invested in equity or equity-related securities of small-sized concerns (as defined above). When business or financial conditions warrant, the Investment Manager temporarily may take a defensive position and invest without regard to the above policies up to 100% of the Fund's assets in one or more of the following: (1) cash or cash equivalents having a maturity date no more than one year from the date of acquisition; or (2) obligations of, or securities guaranteed by, the United States Government, its agencies or instrumentalities having a maturity date no later than five years from the date of acquisition.

Other than as described below under INVESTMENT RESTRICTIONS, the Fund is not restricted with regard to the types of cash-equivalent investments it may make. Financial instruments of this nature include certificates of deposit, bankers' acceptances, repurchase agreements, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Repurchase agreements involve transactions by which an investor (such as the Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

The Fund may invest in domestic listed and unlisted securities and in securities of foreign issuers which are available in American Depository Receipt ("ADR") form or are traded on any United States or foreign securities exchange or over-the-counter. ADRs represent ownership of securities of non-U.S. issuers deposited with a depository agent, typically a commercial bank. The Fund may invest in ADRs sponsored by persons other than the underlying issuers. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, accordingly, there may not be a correlation between such information and the market value of such ADRs.

An ADR will be treated as an illiquid security for purposes of the Fund's restriction on the purchase of such securities, unless the ADR is convertible by the Fund within seven days into cash. The Fund may invest in foreign securities if investment therein, at the time of purchase, would not cause more than 10% of the value of the Fund's total assets to be invested in foreign securities. Investment in foreign securities may be riskier than investment in domestic securities. In many cases, foreign securities markets are not as developed or as efficient as those in the United States. As a result, securities of foreign issuers often may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, foreign securities may be subject to risks from restrictions on monetary repatriation; oppressive regulation; heavy or confiscatory taxation; less governmental supervision of securities markets and issuers of securities; lack of uniform settlement periods and trading practices; limited publicly available corporate information; lower accounting, auditing, and financial reporting standards; less understandable financial statements; less advantageous legal, operational, and financial protections applicable to foreign sub-custody arrangements; nationalization or expropriation of assets; and political, economic, or social instability. In addition, custodial expenses for non-U.S. securities often may be higher than for U.S. securities. Fluctuations in the rates of exchange between U.S. and foreign currencies may also offset the value of the Fund's investments.

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                                     Page 8
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The Fund may invest up to 5% of  the value of its net assets in securities  that are illiquid. (See INVESTMENT RESTRICTIONS.) Securities may be considered illiquid if the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within 7 days. The Company's Board of Directors has the authority to determine whether specific securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board of Directors monitors the liquidity of securities in the Fund's portfolio based on reports furnished periodically by the Investment Manager. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

The Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale. In some cases, such securities may be eligible for resale to qualified institutional buyers under Rule 144A under the Securities Act of 1933. Investing in Rule 144A securities could have the effect of increasing Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. When the Fund purchases unregistered securities, the Fund may, in appropriate circumstances, obtain the right to registration of such securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

In making purchases within the above policies (which may be changed without shareholder consent), the Fund and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS. If a percentage restriction on an investment or utilization of assets set forth under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. The Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the Investment Company Act of 1940 ("1940 Act"), any such securities so acquired without regard to the Fund's investment policies and restrictions. The Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.

Investments in small-sized concerns may involve greater risks than investments in larger companies. For this reason, the Fund is not intended as a complete investment vehicle. The Fund is designed for that portion of a portfolio that can appropriately be invested in securities with greater risk but also greater potential for appreciation. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. In addition, small-sized concerns in which the Fund will invest may be unseasoned; that is, these companies may have limited or unprofitable

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                                     Page 9
operating histories, limited financial resources and inexperienced management. Small-sized concerns often face competition from larger or more established firms that have greater resources. Smaller-sized concerns may not have as great an ability to raise additional capital, may have a less diversified product line (making them susceptible to market pressure), and may have a smaller public market for their shares as compared to larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may have to sell them over an extended period of time or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative. The Fund has investment restrictions that limit the amount of its assets that can be invested in companies that have a record of less than three years of continuous operations and prohibit investment of more than 5% of the value of its net assets in securities that are illiquid. (See INVESTMENT RESTRICTIONS.)

                         ------------------------------

                        STOCK INDEX FUTURES TRANSACTIONS
                          ---------------------------

The Fund may purchase and sell stock index futures as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities, in accordance with the strategies more specifically described below. The Fund will engage in transactions in stock index futures contracts or related options consistent with the Fund's objectives and not for speculation. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the index. No physical delivery of the underlying stocks in the index is made.

STOCK INDEX FUTURES CHARACTERISTICS. Stock index futures contracts can be purchased or sold with respect to various broad-based and other stock indices. Differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's Custodian (in the name of the futures commission merchant ("the FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather,

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                                    Page 10
the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold on initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called variation margin, to and from the FCM, will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. (See RISKS OF TRANSACTIONS IN STOCK INDEX FUTURES AND FUTURES OPTIONS below.)

CHARACTERISTICS OF OPTIONS ON STOCK INDEX FUTURES. The Fund may also purchase call options and put options on stock index futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series. (See RISKS OF TRANSACTIONS IN STOCK INDEX FUTURES AND FUTURES OPTIONS below.)

PURCHASE OF STOCK INDEX FUTURES. When the Investment Manager anticipates a significant stock market or stock market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchases of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

SALE OF STOCK INDEX FUTURES. The Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

PURCHASE OF PUT OPTIONS ON STOCK INDEX FUTURES CONTRACTS. The purchase of put options on stock index futures contracts is analogous to the purchase of puts on individual stocks, where an absolute level of protection from

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                                    Page 11
price fluctuation is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value.

PURCHASE OF CALL OPTIONS ON STOCK INDEX FUTURES. The purchase of a call option on stock index futures represents a means of obtaining temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the future upon which it is based, or to the price of the underlying stock index itself, it may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the stock index futures or the underlying stocks. Like the purchase of a stock index future, the Fund would purchase a call option on a stock index future to hedge against a market advance when the Fund is not fully invested.

LIMITATIONS ON PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. The Fund will not engage in transactions in stock index futures contracts or related options for speculation, but only as a hedge against changes in the value of securities held in the Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund's investment portfolio. The Fund may not purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, the Fund may not purchase or sell stock index futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving stock index futures contracts, to the extent required by applicable SEC guidelines, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

RISKS OF TRANSACTIONS IN STOCK INDEX FUTURES AND FUTURES OPTIONS. There are several risks in connection with the use of stock index futures in the Fund as a hedging device. One risk arises because of the correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge is not always perfect. The price of the stock index future may move more than, or less than, the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the

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                                    Page 12
price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged, if the historical volatility of the price of such securities has been greater than the historical volatility of the index. Conversely, the Fund may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is also possible that, when the Fund has sold futures to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Investment Manager still may not result in a successful hedging transaction over a very short time frame.

Compared to the use of stock index futures, the purchase of options on stock index futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a stock index future would result in a loss to the Fund when the use of a stock index future would not, such as when there is no movement in the level of the index. In addition, daily changes in the value of the option due to changes in the values of the underlying futures contracts, are reflected in the net asset value of the Fund.

The Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities

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                                    Page 13
will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

Successful use of stock index futures by the Fund is also subject to the Investment Manager's ability to predict correctly movements in the direction of the market. For example, if the Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices which would reflect the rising market. The Fund might have to sell securities at a time when it might be disadvantageous to do so. The Investment Manager has been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of stock index futures and options on stock index futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

TAX TREATMENT. The extent to which the Fund may engage in stock index futures and related option transactions may be limited by the Code's requirements for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.)

REGULATORY MATTERS. The Fund has filled a claim of exemption from registration as a commodity pool with the Commodity Futures Trading Commission (the "CFTC"). The Fund intends to conduct its futures trading actively in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a Commodity Pool Operator and as a Commodity Trading Advisor.

                         ------------------------------

                            INVESTMENT RESTRICTIONS
                          ---------------------------

The Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote (i) of 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that the Fund may not:

1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the

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                                    Page 14
    holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5.  Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Invest in interests in oil, gas, or other mineral exploration or development programs, or warrants to buy equity securities; provided however, that this policy shall not prevent the ownership, holding or sale of warrants or other rights where the grantor of the warrants or other rights is the issuer of underlying securities owned by the Fund;

8. Issue senior securities, except that the Fund may borrow amounts, up to 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes and the Fund may engage in activities listed in Investment Restriction 10. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

9. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

10. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, and (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations. Notwithstanding the foregoing, the Fund may:
    (i) enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) loan portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of 7 days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements and other illiquid securities exceeds 5% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's net assets;

11. Make short sales of securities;

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                                    Page 15

12. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

13. Invest more than 5% of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

14. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

15. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

16. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

17. Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

18. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets; or

19. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.

The Fund also is subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any Federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

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                                    Page 16

                         ------------------------------

                             DIRECTORS AND OFFICERS
                          ---------------------------

The names and addresses of the directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Suite 3000, Four Embarcadero Center, San Francisco, California 94111.

WILLIAM L. PRICE,*+ Chairman of the Board, President and Director. Mr. Price is a Principal of RCM Capital Management ("RCM"), with which he has been associated since 1977.(1) He is also a limited partner of RCM Limited L.P., a California limited partnership ("RCM Limited"), the sole General Partner of RCM; a Director, Executive Vice President, and a shareholder of RCM General Corporation ("RCM General"), the sole General Partner of RCM Limited; Executive Vice President and Trustee of RCM Capital Trust Company ("RCM Trust"); a General
Partner of RREEF Partners, a California general partnership comprised of principals of RCM Limited (RREEF Partners owns an interest in RREEF America Partners, a real estate investment manager); and a shareholder of The RREEF Corporation, a real estate investment manager.

CLAUDE N.  ROSENBERG, JR.,*+   Vice  Chairman  of the  Board and  Director.  Mr.
Rosenberg is the Senior Principal of RCM, with which he has been associated since 1970. (See THE INVESTMENT MANAGER.) He is also a limited partner of RCM Limited; Chairman of the Board, President, Chief Executive Officer, and a shareholder of RCM General; Chairman of the Board, Trustee and Chief Executive Officer of RCM Trust; a General Partner of RREEF Partners; and a shareholder of The RREEF Corporation.

JOHN D. LELAND, JR.,*+ Vice President and Director. Mr. Leland is a Principal of RCM, with which he has been associated since 1972. He is also a limited partner of RCM Limited; a shareholder of RCM General; Vice President of RCM Trust; a General Partner of RREEF Partners; and a shareholder of The RREEF Corporation.

G. NICHOLAS FARWELL,+ Vice President and Director. Mr. Farwell is a Principal of RCM, with which he has been associated since 1980. He is also a limited partner of RCM Limited; a shareholder of RCM General; and a General Partner of RREEF Partners.

MICHAEL J. APATOFF,+ Vice President, Chief Operating Officer and Director. Mr. Apatoff is a Principal and Chief Operating Officer of RCM, with which he has been associated since 1991. He is also a limited

------------------------
*   Member, Executive Committee of the Company.

**  Member, Audit Committee of the Company.

+ Director who is an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act.

1 RCM Capital Management ("RCM") was established in July, 1986 as the successor to Rosenberg Capital Management (which was established in 1970). Any historical references herein to RCM prior to July, 1986 refer to the operations of Rosenberg Capital Management.

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                                    Page 17
partner of RCM Limited; a Director, Executive Vice President and shareholder of RCM General; Vice President of RCM Strategic Global Government Fund, Inc.; a closed-end management investment company ("RCS"); and Trustee and Vice President of RCM Trust. From 1986 to 1991 he was an Executive Vice President and Chief Operating Officer of the Chicago Mercantile Exchange.

KENNETH B. WEEMAN, JR.,+ Vice President and Director. Mr. Weeman is a Principal of RCM, with which he has been associated since 1979. He is also a limited partner of RCM Limited; a shareholder of RCM General; Vice President of RCM Trust; and a General Partner of RREEF Partners.

JOHN A. KRIEWALL,+ Director. Mr. Kriewall is a Principal of RCM, with which he has been associated since 1973. He is also a limited partner of RCM Limited; Executive Vice President and a shareholder of RCM General; and a General Partner of RREEF Partners.

KENNETH E. SCOTT,** Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, where he has been since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management.

WALTER C. PRICE, JR.,   Vice President.  Mr. Price is a  Principal of RCM,  with
which he has been associated since 1974. He is also a limited partner of RCM Limited; a shareholder of RCM General; and a General Partner of RREEF Partners.

HUACHEN CHEN, Vice President. Mr. Chen is a Principal of RCM, with which he has been associated since 1985. He is also a limited partner of RCM Limited and a shareholder of RCM General.

SUSAN C. GAUSE, Treasurer, Principal Accounting Officer and Chief Financial Officer. Ms. Gause is the Director of Finance at RCM, with which she has been associated since 1994. She is also Treasurer, Principal Accounting Officer and Chief Financial Officer of RCS, and Chief Financial Officer, Treasurer, and Trust Officer of RCM Trust. From December 1990 to June 1994, she was employed by Citicorp Bankers Leasing, where she was Chief Financial Officer and Controller. Prior to that she was Assistant Controller and Accounting Manager at Sierra Capital Realty Advisers, from December 1988 to December 1990.

ANTHONY AIN, Vice President, Secretary and General Counsel. Mr. Ain is General Counsel at RCM, with which he has been associated since April 1992. He is also General Counsel and Secretary of RCM Limited; Vice President, General Counsel and Secretary of RCM General; Vice President, General Counsel and Secretary of RCS; and Vice President, General Counsel and Secretary of RCM Trust. From September 1988 to April 1992 he was employed by the SEC, where he was senior special counsel and counsel to a Commissioner.

WILLIAM S. STACK, Vice President. Mr. Stack is a member of the Equity Portfolio Management Team and the Chief Investment Officer of International Equities at RCM, with which he has been associated since 1994. He is also a Director of RCM General. From October 1985 to August 1994, he was employed by Lexington Management Corporation, where he was a Managing Director and Chief Investment

------------------------
*   Member, Executive Committee of the Company.

**  Member, Audit Committee of the Company.

+ Director who is an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act.

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                                    Page 18

Officer and managed mutual funds and investment in global, international and domestic securities.

It is presently anticipated that regular meetings of the Board of Directors will be held on a quarterly basis. The Executive Committee of the Company will meet as required when the full Board does not meet, for the purpose of reviewing the Fund's investment portfolio. The Executive Committee has the authority to exercise all of the powers of the Company's Board of Directors at any time when the Board is not in session, except the power to declare dividends or distributions, authorize the issuance of securities, amend the Company's By-Laws, recommend to stockholders of the Company any action requiring their approval or as otherwise required by the 1940 Act. The Company's Audit Committee, whose sole present member is Mr. Scott, meets with the Company's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

Mr. Scott receives a fee of $6,000 per year plus $1,000 for each Board meeting attended, and is reimbursed for his travel and other expenses incurred in connection with attending Board meetings. The Investment Manager bears this expense. Mr. Scott receives no pension or retirement benefits from the Company and is not a director of any other registered investment Company advised by the Investment Manager or any of its affiliates, or any other fund that holds itself out to investors as related to the Company.

The Investment Manager uses a system of multiple portfolio managers to manage the Fund's assets. Under this system, the portfolio of the Fund is divided into smaller segments ("portfolios"). Each portfolio is assigned to an individual portfolio manager who is employed as a research and portfolio management professional by the Investment Manager. Some of the Fund's portfolios may be limited to particular industry groups, and a particular portfolio manager may be responsible for more than one portfolio. Subject to the objectives for that portfolio and to the Fund's overall investment objectives, guidelines, and restrictions, the portfolio manager for each portfolio determines how that portfolio will be invested. The primary portfolio managers for the Fund are the following individuals:

JOHN A. KRIEWALL. Mr. Kriewall has managed one or more of the Fund's portfolios since the Fund's inception in 1992. He is a member of the Investment Manager's Equity Portfolio Management Team and is the Head of its Equity Research Division and a principal of the firm, and he is a director of the Company. Mr. Kriewall is also one of the primary portfolio managers of the RCM Growth Equity Fund. He has been associated with the Investment Manager since 1973.

G. NICHOLAS FARWELL. Mr. Farwell has managed one or more of the Fund's portfolios since the Fund's inception in 1992. He is a member of the Investment Manager's Equity Portfolio Management Team, and he is a director of the Company. Mr. Farwell is also one of the primary portfolio managers of the RCM Growth Equity Fund. He has been associated with the Investment Manager since 1980.

GARY B. SOKOL. Mr. Sokol has managed one or more of the Fund's portfolios since the Fund's inception in 1992. He is a senior research analyst and a senior vice president of the Investment Manager. He has been associated with the Investment Manager since 1988.

The establishment  of  objectives  for  each  portfolio,  the  distribution  and
redistribution    of    assets    among    portfolios,    and    the   oversight

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                                    Page 19
of the investment management of each portfolio is the responsibility of the Investment Manager's Steering Committee. The Steering Committee is chaired by William L. Price, the Chairman and President of the Company; the other members of the Steering Committee are John A. Kriewall, G. Nicholas Farwell and Huachen Chen.

The RCM Capital Management Profit-Sharing Plan (the "Plan") is a plan limited to principals and employees of the Investment Manager. The Plan, which is exempt from federal income taxation under Section 501 of the Internal Revenue Code of 1986, was the owner of 24,956 shares of the Fund's Capital Stock on March 31, 1995, constituting less than 1% of total shares outstanding at that date. Each director or officer of the Company listed in this Prospectus (other than Mr. Scott and Mr. Stack) is a beneficiary of this trust and has vested rights in its assets. Otherwise, no director or officer of the Company was a beneficial owner of any shares of the Fund's outstanding Common Stock as of March 31, 1995.

                         ------------------------------

                             THE INVESTMENT MANAGER
                          ---------------------------

The Company's Board of Directors has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved contracts for various financial organizations to provide, among other things, day to day management services required by the Fund. The Company, on behalf of the Fund, has retained as the Fund's Investment Manager RCM Capital Management (the "Investment Manager"), a limited partnership with principal offices at Suite 3000, Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940.

The Investment Manager was established in July, 1986, as the successor to the business and operations of Rosenberg Capital Management (established in 1970). The General Partner and controlling person of the Investment Manager is RCM Limited, which is the successor in interest to RCM General, the former General Partner. RCM Limited is managed by its General Partner, RCM General Corporation, a California corporation. RCM Limited also has 19 limited partners, all of whom are principals of the Investment Manager and shareholders of RCM General
Corporation: Claude N. Rosenberg, Jr.; John  D. Leland, Jr.; Lee N. Price;  Gary
W. Schreyer; William L. Price; Walter C. Price, Jr.; John A. Kriewall; Edward C. Derkum; Jeffrey S. Rudsten; Kenneth B. Weeman, Jr.; Andrew C. Whitelaw; G. Nicholas Farwell; Ellen M. Courtien; Melody L. McDonald; Michael J. Apatoff; Eamonn F. Dolan, Joanne L. Howard; Stephen Kim; and Huachen Chen.

The sole limited partner of the Investment Manager is RCM Acquisition, Inc., a wholly owned, indirect subsidiary of The Travelers Inc. ("Travelers"). Travelers, whose principal executive offices are located at 65 East 55th Street, New York, New York 10022, is a financial services holding company engaged, through its subsidiaries, principally in the businesses of life and property and casualty insurance services, consumer finance services, and investment services. The common stock of Travelers is listed for trading on the New York Stock Exchange. Neither RCM Acquisition, Inc. nor Travelers has the power to control the management or operations of the Investment Manager. Pursuant

--------------------------------------------------------------------------------
to the agreement between Primerica Corporation, the predecessor of Travelers, and RCM Limited L.P., Travelers has an option to acquire the remaining interest of the Investment Manager from RCM Limited L.P. in the year 2000.

The Investment Manager provides the Fund with investment supervisory services pursuant to an Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreement") dated January 1, 1992. The Investment Manager manages the Fund's investments, provides various administrative services, and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. In addition, the Investment Manager provides persons satisfactory to the Company's Board of Directors to act as officers and employees of the Company. Such officers and employees, as well as certain directors of the Company, may be principals or employees of the Investment Manager. The Investment Manager is also the investment manager for RCM Growth Equity Fund and RCM International Growth Equity Fund A, the two other series of the Company, RCM Strategic Global Government Fund, Inc., a closed-end management investment company, and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.

The Management Agreement was approved by the Fund's stockholders on April 28, 1993, and was most recently approved for renewal by the unanimous vote of the Board of Directors of the Company on June 30, 1994. The Management Agreement will continue in effect until July 1, 1995. The Management Agreement may be renewed from year to year, provided that any such renewals have been specifically approved at least annually by (i) a majority of the Board of the Directors of the Company, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

The Fund has, under the Management Agreement, assumed the obligation for payment of the following ordinary operating expenses: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, and (e) payment of all investment advisory fees (including fees payable to the Investment Manager under the Management Agreement). The Fund is also responsible for expenses of an extraordinary nature subject to good faith determination of the Company's Board of Directors. Expenses attributable to the Fund are charged against the assets of the Fund. General expenses of the Company's three series, the Fund, RCM Growth Equity Fund and RCM International Growth Equity Fund A, are allocated among the three series in a manner proportionate to the net assets of each series, on a transactional basis, or on such other basis as the Board of Directors deems equitable.

The Investment Manager is, under the Management Agreement, responsible for all of the Company's other ordinary operating expenses (e.g., legal and audit fees, SEC and "Blue Sky" registration expenses, and compensation, if any, paid to officers and employees of the Company), including the compensation of the disinterested director of the Company. (See DIRECTORS AND OFFICERS.)

For the services rendered by the Investment Manager under the Management Agreement, the Fund pays a quarterly fee to the Investment Manager equal to 1/4 of 1% (1%

--------------------------------------------------------------------------------
on an annual basis) of the average month end net assets of the Fund. This is higher than the fee paid by most other registered investment companies. For the years ended December 31, 1994, 1993 and 1992, the Fund incurred investment management fees aggregating $6,060,756, $5,028,115 and $854,998, respectively.

CLIENTS OF THE INVESTMENT MANAGER WHO ARE SHAREHOLDERS OF THE FUND WILL PAY A FEE AT THIS RATE ONLY ON THE PORTION OF THEIR ASSETS INVESTED IN SHARES OF THE FUND. HOWEVER, SUCH CLIENTS WILL NOT PAY ADDITIONAL FEES TO THE INVESTMENT MANAGER ON THE PORTIONS OF THEIR ASSETS INVESTED IN THE FUND. ASSETS NOT INVESTED IN SHARES OF THE FUND WILL BE SUBJECT TO FEES IN ACCORDANCE WITH THE INVESTMENT MANAGEMENT AGREEMENT OR THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE CLIENT AND THE INVESTMENT MANAGER. CLIENTS WHO INVEST IN SHARES OF THE FUND WILL GENERALLY PAY AN AGGREGATE FEE WHICH IS HIGHER THAN THAT PAID BY OTHER CLIENTS NOT INVESTED IN THE FUND.

On the first business day of February, the Investment Manager will pay the Fund the amount, if any, by which ordinary operating expenses of the Company attributable to the Fund for the preceding fiscal year (except interest, taxes and extraordinary expenses) exceed 1.25% of the average net assets of the Fund for that year, determined monthly. However, in paying the quarterly investment management fee to the Investment Manager, the Fund will reduce the amount of such fee by the amount, if any, by which the Fund's ordinary operating expenses for the previous quarter (except interest, taxes and extraordinary expenses) exceeded on an annualized basis 1.25% of the average net assets of the Fund, determined monthly; provided, however, that the Fund will pay to the Investment Manager on the first day of June the amount, if any, by which any such reductions in the preceding fiscal year exceeded the amount to which the Fund would have been entitled in the preceding February under the immediately preceding sentence if such reductions had not occurred. For the years ended December 31, 1992, 1993 and 1994, no payment was due under these provisions from either the Fund or the Investment Manager.

The Management Agreement is terminable without penalty on sixty days' written notice by a vote of the majority of the Fund's outstanding voting securities, by a vote of the majority of Company's Board of Directors, or by the Investment Manager on sixty days' written notice, and will automatically terminate in the event of its assignment.

                         ------------------------------

                      EXECUTION OF PORTFOLIO TRANSACTIONS
                          ---------------------------

The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes the Fund's investment decisions and selects the broker or dealer for each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria including any or all of the following: the broker's commission rate, promptness,
reliability   and   quality  of   executions,  trading   expertise,  positioning

--------------------------------------------------------------------------------
and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, and prior performance in serving the Investment Manager and its clients and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to obtain the best execution, the order is placed with that broker or dealer. This may or may not be a broker or dealer that has provided investment information and research services to the Investment Manager. Such investment information and research services may include, among other things, a wide variety of written reports or other data on the individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of or be delivered by computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In selecting such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commission represents reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers is used by the Investment Manager in servicing all of its clients (including the Fund) and it is recognized that the Fund may be charged a commission paid to a broker or dealer who supplied research services not utilized by the Fund. However, the Investment Manager expects that the Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to

--------------------------------------------------------------------------------
it without the allocation of transactions based on the recognition of such research services.

Subject to the requirement of seeking the best available prices and execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Fund. However, to date the Fund has not marketed any of its shares through brokers and the Investment Manager has thus not utilized the above authority. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager. During 1994, all brokerage commissions paid by the Fund were paid to such brokers.

The Fund may in some instances invest in U.S. and/or foreign securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the primary market-makers for each security; however, when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Investment Manager will attempt to negotiate the best market price and execution.

For the fiscal years ended December 31, 1994, 1993 and 1992, the Fund paid in brokerage commissions $4,228,279, $3,304,283 and $2,821,214, respectively, and its turnover rates during such periods were 117.7%, 80.0% and 72.0%, respectively.

As noted above, the limited partner of the Investment Manager is RCM Acquisition, Inc., a wholly owned, indirect subsidiary of Travelers. Smith Barney Inc. ("Smith Barney") is a wholly owned subsidiary of Travelers, and The Robinson-Humphrey Company Inc. ("Robinson-Humphrey") is a subsidiary of Smith Barney. Smith Barney and Robinson-Humphrey are registered broker-dealers. The Investment Manager believes that it is in the best interests of the Fund to have the ability to execute brokerage transactions through Smith Barney and
Robinson-Humphrey. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Fund through Smith Barney and Robinson-Humphrey, when appropriate, and to the extent consistent with applicable laws and regulations. In all such cases, Smith Barney or Robinson-Humphrey will act as agent for the Fund, and the Investment Manager will not enter into any transaction on behalf of the Fund in which Smith Barney or Robinson-Humphrey is acting as principal for its own account. In connection with such agency transactions, Smith Barney or Robinson-Humphrey may receive compensation in the form of a brokerage commission separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to Smith Barney or Robinson-Humphrey, as the case may be, are no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Fund.

The Investment Manager performs investment management and advisory services for various clients, including pension, profit-sharing and other employee benefit trusts, as well as individuals. In many cases, portfolio

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                                    Page 24
transactions may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio. Although the Investment Manager will use its best efforts to be fair and equitable to all clients, including the Fund, there can be no assurance that any investment will be proportionately allocated among clients according to any particular or predetermined standard or criteria. The Investment Manager will not include orders on behalf of any affiliated or related entities in any aggregated transaction that includes orders placed on behalf of the Fund.

                         ------------------------------

                      INVESTMENT BY EMPLOYEE BENEFIT PLANS
                          ---------------------------

All shareholders of the Fund are (and are expected in the future to be) organizations and individuals to whom the Investment Manager also provides discretionary investment supervisory or investment advisory services. For discretionary account clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), investment in shares of the Fund requires a special form of approval procedure by the plans' independent "fiduciaries," as described below.

ERISA provides that, when an employee benefit plan invests in any security issued by an investment company registered under the 1940 Act (such as the Company), the assets of such plan will be deemed to include that security, but shall not, solely by reason of such investment, be deemed to include any assets of the investment company. ERISA also provides that the investment by an employee benefit plan in securities issued by an investment company registered under the 1940 Act will not cause the investment company or the investment company's advisor to be deemed a "fiduciary" or a "party in interest" with respect to such employee benefit plan, as those terms are defined in Title I of ERISA, or a "disqualified person" with respect to such plan for purposes of the Internal Revenue Code of 1986.

The Investment Manager does not intend to cause the Fund to invest in the securities of a company that is a sponsor of an employee benefit plan owning shares of the Fund. However, should such an investment occur, either by portfolio decisions of the Investment Manager or by the purchase of shares

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                                    Page 25
by an employee benefit plan, the shares held by the Fund would not be considered "employer securities" within the meaning of ERISA Section 407 (which limits the amount of employer securities which may be held by certain employee benefit plans) for an employee benefit plan owning shares of the Fund.

Although only the shares of the Fund and not its underlying investments will be considered assets of an employee benefit plan purchasing the Fund's shares, the ERISA Conference Report of the U. S. Congress indicates that, for purposes of determining whether the investments of an employee benefit plan meet the diversification requirements of ERISA Section 404, it is appropriate to apply the diversification rule by examining the diversification of investments by the Fund. The Department of Labor has indicated its concurrence in this position in Advisory Opinion 75-93 (November 4, 1975).

The Investment Manager presently anticipates that shares of the Fund will be purchased by employee benefit plans that have appointed or may appoint the Investment Manager as "investment manager" (within the meaning of ERISA Section 3(38)) of some or all of their assets. The Department of the Treasury and the Department of Labor have promulgated a "Prohibited Transaction Class Exemption" (Prohibited Transaction Exemption 77-4, 42 Fed. Reg. 18732 (April 8, 1977)) exempting from the prohibited transaction restrictions of ERISA the purchase and sale by an employee benefit plan of shares of a registered, open-end investment company when a fiduciary with respect to the PLAN (e.g., an investment manager) is also the investment adviser for the investment company, provided certain conditions are met. It is the intention of the Fund and the Investment Manager to take all necessary steps to satisfy these conditions when the transaction so requires. The applicable conditions are:

1. The employee benefit plan (the "plan") does not pay a sales commission in connection with such purchase or sale. (The Fund does not charge a sales commission in connection with the sale of its common stock.)

2. The plan does not pay a redemption fee in connection with the sale by the plan to the investment company of its shares unless

    (a) the redemption fee is paid to the investment company, and

    (b) the fee is disclosed in the investment company prospectus in effect both at the time of the purchase of such shares and at the time of such sale. (The Fund does not charge a redemption fee.)

3. The plan does not pay an investment management fee with respect to plan assets invested in such shares for the entire period of the investment. This does not preclude payment of fees by the investment company under the terms of the Management Agreement adopted in accordance with Section 15 of the 1940 Act. (The Investment Manager does not charge a separate management fee on plan assets invested in shares of the Fund.)

4. A second fiduciary with respect to the plan, who is independent of and unrelated to the fiduciary/investment adviser or any affiliate of the adviser, must receive a prospectus issued by the investment company, and a full and detailed written disclosure of the investment advisory and other fees charged to or paid by the plan and the investment company, including the nature and extent of any differential between the rates of such fees, the reasons why the fiduciary/investment adviser may consider purchases of investment

--------------------------------------------------------------------------------
    company stock to be appropriate, and whether there are any limitations on the fiduciary/investment adviser with respect to which plan assets may be invested in shares of the investment company and, if so, the nature of such limitations.

5. On the basis of the prospectus and the additional disclosure materials described above, the second fiduciary approves the purchases and sales. The approval may be limited solely to the investment advisory and other fees paid by the investment company in relation to the fees paid by the plan and need not relate to any other aspect of the investment. The approval must be either

    (a) set forth in the plan document or investment management agreement, or

    (b) indicated in writing prior to each purchase or sale, or

    (c) indicated in writing prior to the commencement or continuation of a specified purchase or sale program in the shares of such investment company.

6. The second fiduciary or any successor thereto is notified in writing of any change in any of the rates of fees referred to in Paragraph 5 and approves in writing the continuation of the purchases and sales and the continued holding of shares acquired prior to the change. Such approval may be limited solely to the investment advisory and other fees.

As noted above, the Fund and the Investment Manager intend to conform with the above provisions in connection with investments in the Fund by employee benefit plans managed by the Investment Manager. The Fund and Investment Manager solicit approval of specified purchase programs as described in Paragraph 5(c) above. Such a program will establish a purchase limitation based either on a specific dollar amount or on a percentage of the total assets of a plan which are committed to investment in equity and equity-related securities supervised by the Investment Manager.

                         ------------------------------

                             HOW TO PURCHASE SHARES
                          ---------------------------

THE FUND CURRENTLY OFFERS ITS SHARES SOLELY TO INSTITUTIONS AND INDIVIDUALS WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR AN INVESTMENT ADVISORY AGREEMENT WITH THE FUND'S INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT. THE FUND EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. IN THIS CAPACITY, THE INVESTMENT MANAGER MAY BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES HELD BY DISCRETIONARY CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THE INVESTMENT MANAGER'S DISCRETIONARY CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS above.)

Shares of the Fund are offered on a continuous basis at the net asset value per share (next determined after acceptance of orders), without any sales or other charge. The initial investment must be at least $10,000, and there is a $1,000 minimum for additional investments other than through the Fund's

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                                    Page 27
automatic dividend reinvestment plan (see DIVIDENDS, DISTRIBUTIONS AND TAX STATUS). The Company reserves the right at any time to waive, increase, or decrease the minimum requirements applicable to initial or subsequent investments.

Eligible investors or their duly authorized agents may purchase shares from the Company by sending a signed, completed subscription form to the Company at Suite 3000, Four Embarcadero Center, San Francisco, California 94111 (telephone (415) 954-5400). Subscription forms can be obtained from the Investment Manager or the Company. The Company, on behalf of the Fund, does not have dealer agreements.

Orders for shares received by the Company prior to the close of the New York Stock Exchange composite tape, on each day the New York Stock Exchange is open for trading, will be priced at the net asset value (see NET ASSET VALUE) computed as of the close of the New York Stock Exchange composite tape on that day. The Company reserves the right to reject any order at its sole discretion. Orders received after the close of the New York Stock Exchange composite tape, or on any day on which the New York Stock Exchange is not open for trading, will be priced at the close of the New York Stock Exchange composite tape on the next succeeding date on which the New York Stock Exchange is open for trading. Net asset value normally is not calculated for any day on which an order for shares is not received or on which shares are not surrendered for redemption.

Upon receipt of the subscription form in good order, the Company will open a shareholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction along with a summary of the status of the account as of the transaction date will be forwarded to the investor.

Payment for shares purchased should be made by check or money order, payable to:

    State Street Bank and Trust Company
    U.S. Mutual Funds Services Division
    P.O. Box 1713
    Boston, Massachusetts 02105
    Attn: RCM Small Cap Fund
         Account I002
    For overnight delivery, the address is:
    1776 Heritage Drive
    North Quincy, Massachusetts 02171

Investors may also wire funds in payment of orders to the above address. Wired funds should include the following: the shareholder's registration name and account number with the Company and the name of the Fund.

The Company will issue share certificates of the Fund only for full shares and only upon the specific request of the shareholder. Confirmation statements showing transactions in the shareholder account and a summary of the status of the account serve as evidence of ownership of shares of the Fund.

In its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for the Fund's shares offered by this Prospectus. Any such securities (a) will be valued at the close of the New York Stock Exchange composite tape on the day of acceptance of the subscription in accordance with the method of valuing the Fund's portfolio described under NET ASSET VALUE; (b) will have a tax basis to the Fund equal to such value; (c) must not be "restricted securities;" and (d) must be permitted to be purchased in accordance with the Fund's investment objectives and policies set forth in this Prospectus and must be securities that the Fund would be willing to purchase at that time. Prospective shareholders considering this method of payment should contact the Company in advance to discuss the securities in question and the documentation necessary

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                                    Page 28
to complete the transaction. Share purchases with securities will not be taxable transactions to shareholders of the Fund that are exempt from Federal income taxation under Section 501(a) of the Code.

The Fund will accept subscriptions only when its net assets, at cost, are at or below $750 million. When the value of its net assets, at cost, reaches $750 million, the Fund will be closed to new investments until such time as the Fund's net assets, at cost, are reduced by redemption, changes in market value or otherwise to a level below $750 million. This restriction on new purchases shall not apply to reinvestments of dividends and capital gains distributions on to additional investments by existing shareholders.

                         ------------------------------

                                NET ASSET VALUE
                          ---------------------------

The net asset value of each share of the Fund on which the subscription and redemption prices are based is determined by the sum of the market value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Company. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Fund outstanding. The net asset value of the Fund's shares will be calculated as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time, (unless weather, equipment failure or other factors contribute to an earlier closing time) on the last day of each month that the New York Stock Exchange is open for trading, and on any day that the New York Stock Exchange is open for trading and on which there is a sale or redemption of the Fund's shares.

For purposes of this computation, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors of the Company shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean BID price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities shall be valued by whatever means a duly constituted committee of the Board of Directors of the Company deems appropriate to reflect their fair market value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Fund

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                                    Page 29
will be valued in such manner as a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

The Fund may use a pricing service approved by its Board of Directors to value long-term debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Fund under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

                         ------------------------------

                              REDEMPTION OF SHARES
                          ---------------------------

Subject only to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. There is no redemption charge.

Payment for shares redeemed will be made within seven days after receipt by the Company of: (a) a written request for redemption, signed by each registered owner or his duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (b) stock certificates for any shares to be redeemed that are held by the stockholder; and (c) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians, as applicable. Redemptions will not become effective until all documents in the form required have been received by the Company. A shareholder in doubt as to what documents are required should contact the Company.

If the Company is requested to redeem shares for which it has not yet received payment, the Company will delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that payment has been collected for the purchase of such shares. The delay may be up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay in the Fund receiving "good funds" for its use.

Upon execution of the redemption order, a confirmation statement will be forwarded to the shareholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wired no later than seven calendar days subsequent to execution of the redemption order except as may be provided below.

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                                    Page 30

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of stockholders of the Fund. Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Company and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by the Fund at the request of the redeeming shareholder, if the Fund believes that honoring such request is in the best interests of the Fund. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the investor in converting the securities to cash.

Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder receives upon redemption may be more or less than the amount paid for the shares.

                         ------------------------------

                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
                          ---------------------------

It is the intention of the Fund to distribute to its shareholders all of each fiscal year's net investment income and net realized capital gains, if any, on the Fund's investment portfolio. The amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments.

Until the Board of Directors otherwise determines, each income dividend and capital gains distribution, if any, declared by the Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date for such distributions unless the shareholder or its duly authorized agent has elected to receive all such payments or the dividend or distribution portions thereof in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the shareholder or its duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the shareholders entitled to such payment. Any dividend and distribution election will remain in effect until the Company is notified by the shareholder in writing to the contrary.

--------------------------------------------------------------------------------

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December by the Fund and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

ALTHOUGH TAXABLE INDIVIDUALS AND INSTITUTIONS ARE PERMITTED TO INVEST IN THE FUND, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE FUND'S INVESTMENT MANAGER WILL NOT CONSIDER THE TAX EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG- AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUND'S PORTFOLIO. This may result in a taxable shareholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains.

The Company has qualified and intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code. The Fund will be treated as a separate fund for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. By complying with the applicable provisions of the Code, the Fund will not be subjected to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders.

To qualify under Subchapter M, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In any fiscal year in which the Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (if any), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Fund expects to so distribute all of such income and gains on an annual basis, and thus will generally avoid any such taxation.

Even though the Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed

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                                    Page 32
amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

Shareholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividends and capital gains distributions they receive from the Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by the Fund would qualify for the 70% dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which a dividend received deduction is based for at least 46 days. Shareholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Fund's shares under federal, state and local tax laws.

Clients who purchase shares of the Fund shortly before the record date of a dividend or capital gain distribution will pay full price for the shares
("buying a dividend") and then receive some portion of the price back as a taxable dividend or capital gain distribution.

Federal law requires the Company to withhold 31% of income from dividends, capital gains distributions and/or redemptions (including exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes.

Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a non-resident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

Futures contracts and related options entered into by the Fund may be "Section 1256 contracts" under the Code. Any gains or

--------------------------------------------------------------------------------
losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such transactions may be treated as ordinary income in character.
Section 1256 contracts held by the Fund at the end of each taxable year (and for purposes of the 4% nondeductible excise tax, on October 31 or such other dates as prescribed under the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized.

Generally, transactions in stock index futures contracts and related options undertaken by the fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of such transactions to the Fund are not entirely clear.

Transactions in futures contracts and related options may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddle positions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses form the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. The qualification rules of Subchapter M may limit the extent to which the Fund will be able to engage in transactions involving stock index futures contracts and all related options.

Under the Code, gains or losses attributable to fluctuations and exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of certain futures contracts and related options, gains or losses attributable to fluctuation in the value of foreign currency between the dates of acquisition and disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the code as "Section 988" gain or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

The Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent the Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

Each shareholder will receive following the end of each fiscal year of the Company, full

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                                    Page 34
information on dividends, capital gains distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains, and the amount of dividends, if any, eligible for the federal dividends received deduction for corporate taxpayers.

The foregoing is a general abbreviated summary of present United States Federal income tax laws and regulations applicable to dividends and distributions by the Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.

                         ------------------------------

                          DESCRIPTION OF CAPITAL STOCK
                          ---------------------------

The Company was incorporated in Maryland on March 16, 1979. The authorized capital stock of the Company is 25,000,000 shares of Capital Stock (par value $0.10 per share) of which 8,000,000 shares have been designated as shares of RCM Small Cap Fund. 12,000,000 shares have been designated as shares of RCM Growth Equity Fund and 4,500,000 shares have been designated as shares of RCM International Growth Equity Fund A. The Company's Board of Directors has authorized the issuance of three series of shares of capital stock, each representing an interest in one of three investment portfolios, RCM Growth Equity Fund, RCM Small Cap Fund and RCM International Growth Equity Fund A, and the Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares of the Company. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of the Fund may not be modified except by vote of the majority of the outstanding shares of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed. As of March 31, 1995, there were 3,385,723.445 shares of the Fund outstanding; on that date the following were known to the Fund to own of record more than 5% of the Fund's capital stock:

                                                                                                   % of Shares
                                   Name and                                                       Outstanding as
                                  Address of                                                            of
                               Beneficial Owner                                   Shares Held     March 31, 1995
                   -----------------------------------------                     --------------  ----------------
Fidelity Management Trust Co.                                                       544,566.738          16.08%
American Stores Retirement Portfolio
82 Devonshire Street
Boston, Massachusetts 02109
First Interstate Bank of Oregon                                                     491,125.751          14.51%
State of Oregon and RCM Stock Fund
P.O. Box 2971
Salem, Oregon 97208

--------------------------------------------------------------------------------

                                                                                                   % of Shares
                                   Name and                                                       Outstanding as
                                  Address of                                                            of
                               Beneficial Owner                                   Shares Held     March 31, 1995
                   -----------------------------------------                     --------------  ----------------
Bankers Trust Company                                                               227,127.438           6.71%
Northrop Corp. Employee Benefits Master Trust
34 Exchange Place
Jersey City, New Jersey 07302
The Northern Trust Company                                                          171,998.819           5.08%
The J. Paul Getty Trust
50 South LaSalle Street C-1N
Chicago, Illinois 60675
Chase Manhattan Bank, N.A. -- Directed Pension                                      170,395.580           5.03%
Armco Steel Company
3 Metrotech Center
Brooklyn, New York 11245

Except as described below, the Fund has no information regarding the beneficial owners of such shares. All shareholders of the Fund are also clients of the Investment Manager. See INVESTMENT BY EMPLOYEE BENEFIT PLANS. As investment manager for discretionary account clients, the Investment Manager may be authorized to determine the amount and timing of purchases and redemptions of the Fund's shares held by such clients, subject only to general restrictions and approvals of such clients. As a result, the Investment Manager under law may also be deemed the beneficial owner of all of the outstanding shares of the Fund and in "control" of the Fund on account of beneficial ownership. Nevertheless, each shareholder of the Fund that is a client of the Investment Manager retains the general authority to restrict or instruct the Investment Manager with respect to investments in Shares of the Fund.

Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of directors can elect 100% of the directors if they wish to do so. In such event, the holders of the remaining less that 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The Company is not required to hold a meeting of shareholders in any year in which the 1940 Act does not require a shareholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its shareholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, or to assist in communications with its shareholders as required by Section 16(c) of the 1940 Act.

                         ------------------------------

                              SHAREHOLDER REPORTS
                          ---------------------------

The fiscal year of the Fund ends on December 31 of each year. The Fund will issue to its shareholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities, audited annual financial statements and related footnotes, and information regarding purchases and sales of securities during the

--------------------------------------------------------------------------------
period covered by the report, as well as information concerning the Fund's performance in accordance with rules promulgated by the SEC. In addition, shareholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. The Federal income tax status of shareholders' distributions will also be reported to shareholders after the end of each fiscal year.

                         ------------------------------

                                    COUNSEL
                          ---------------------------

The validity of the shares offered by this Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker, 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker have acted and will continue to act as counsel to the Investment Manager in various matters.

                         ------------------------------

                            INDEPENDENT ACCOUNTANTS
                          ---------------------------

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, have been appointed as independent auditors for the Company. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns, and consult with the Company as to matters of accounting, regulatory filings, and federal and state taxation. The financial statements of the Fund incorporated by reference herein have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing therein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

                         ------------------------------

              SAFEKEEPING OF SECURITIES, DISTRIBUTOR, AND TRANSFER
                              AND REDEMPTION AGENT
                          ---------------------------

State Street Bank and Trust Company, U.S. Mutual Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105 serves as custodian of all securities and funds owned by the Fund in accordance with the terms of a Custodial Agreement between the Company and the Custodian. The Custodian also provides dividend paying services to the Fund.

The Company acts as its own transfer and redemption agent for its common stock and solicits orders from qualified investors to purchase shares of the Fund.

--------------------------------------------------------------------------------

                         ------------------------------

                             ADDITIONAL INFORMATION
                          ---------------------------

This Prospectus does not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the Commission. The registration statements and related forms may be inspected at the Public Reference Room of the Commission at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

Under an Agreement dated March 16, 1979, the Investment Manager (through its predecessor, Rosenberg Capital Management) has granted the Company the right to use the "RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

The Fund may from time to time compare its investment results with the following:

1. The Russell 2000 Index which is the 2,000 smallest stocks in the Russell 3000 Index.

2. The Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

3. The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

4. The NASDAQ Over-the-Counter Composite Index, which is a value-weighted index composed of 4,500 stocks traded over the counter.

5. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

                         ------------------------------

                              FINANCIAL STATEMENTS
                          ---------------------------

Incorporated by reference herein are the financial statements of RCM Small Cap Fund, contained in the Fund's Annual Report to Shareholders for the year ended December 31, 1994, including the Report of Independent Accountants, dated February 15, 1995, the Statement of Investment in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. A copy of the Fund's Annual Report to Shareholders is available, upon request, by calling the Fund at (415) 954-5400, or by writing the Fund at Four Embarcadero Center, Suite 3000, San Francisco, CA 94111.

--------------------------------------------------------------------------------

INVESTMENT MANAGER

RCM Capital Management
Four Embarcadero Center, Suite 3000
San Francisco, California 94111

TRANSFER AND REDEMPTION
AGENT

RCM Capital Funds, Inc.
Four Embarcadero Center, Suite 3000
San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
333 Market Street
San Francisco, California 94105

                                                 Combined Prospectus and
                                           Statement of Additional Information

                                                     April 28, 1995